Premcor

Thomas D. O'Malley

Chairman and Chief Executive Officer

Acquisition of the Delaware City Refining Complex

Safe Harbor Statement

Statements contained in this presentation that state the company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that the company's actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company's annual reports on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Premcor's Current Asset Locations



Lima, OH
170,000 bpd
PADD IV:
Rockies
PADD II:
Midwest
PADD V:
West Coast
Platte Pipeline
Buckeye Pipeline
PADD I:
East Coast
Explorer Pipeline
Texas Eastern Pipeline
Colonial Pipeline
PADD III:
Gulf Coast
Memphis, TN
190,000 bpd
Port Arthur, TX
250,000 bpd

Total Capacity

610,000 bpd

Premcor's Asset Locations with Delaware City



Lima, OH
170,000 bpd
Delaware City, DE
180,000 bpd
PADD I:
East Coast
Memphis, TN
190,000 bpd
Port Arthur, TX
250,000 bpd
Total Capacity
790,000 bpd
PADD IV:
Rockies
PADD II:
Midwest
PADD V:
West Coast
PADD III:
Gulf Coast
Buckeye Pipeline
Platte Pipeline
Explorer Pipeline
Texas Eastern Pipeline
Colonial Pipeline

The Assets

- 180,000+ bpd high conversion heavy crude oil refinery on Delaware River
- 2,400 tpd petroleum coke gasification unit
- 160 MW cogeneration facility
- 3.5MM barrels crude oil and product storage
- 50,000 bpd truck loading rack



Henry M. Kuchta
President and Chief Operating Officer

The Refinery

- **Large (180,000+ bpd) and Complex (11.7 Nelson rating)**
- **Ability to process low-cost heavy-sour and high-acid crude oils**
  - API gravity as low as 15
  - Sulfur content as high as 4%
  - Acidity as high as 2.9 TAN
  - Discount to WTI for typical landed crude slate = $3.35 per barrel
- **Tremendous conversion capabilities**
  - 47,000 bpd fluid coking
  - 82,000 bpd fluid catalytic cracking
  - 20,000 bpd hydrocracking
  - 43,000 bpd continuous catalytic reforming
  - 12,000 bpd alkylation
- **High clean product yield**
  - 60% gasoline, 35% distillates, 5% petroleum coke



Delaware City Investments

Motiva and its predecessors have invested $800 million in the Delaware City Refining Complex over the past five years

- **$400 million for petroleum coke gasification unit and cogeneration facility to convert low-value coke into electricity, steam, and commercial gases for refinery use and third-party sales**

- **$400 million to complete Tier II gasoline upgrade and other capital investments**

Delaware City Coke Gasification & Cogen Facility


Delaware City Plant
Coke Gasification Repowering Project
Air Separation Plant
Oxygen
Coke
Fluxant
Water
Slurry
Gasifier
Slag
Raw Syngas
Steam To Refinery
Syngas Cooler
Boiler Feed Water
Clean Syngas
Sulfur Removal
Acid Gas
Sulfur Recovery Unit
Sulfur
Gas Turbine
Electric Power
To Refinery
To Utility
Exhaust Gas
Boiler Feed Water
Heat Recovery Steam Generator
High Pressure Steam
Electric Power
To Utility
To Refinery
Existing Steam Turbine
Steam To Refinery

Coke Gasification & Cogen Economics

- **Gasification unit designed to process 1,880 tpcd of refinery petroleum coke production**
  - One of two trains currently operating at 1,300 tpd, so stated capacity should be conservative
- **Products available for sale to refinery and third parties:**
  - 116 MW electricity
  - 619 mpph steam
  - 75 tpd argon
  - 155 tpd oxygen
  - 155 tpd nitrogen
- **Premcor estimates that this unit enhances refinery EBITDA by approximately $50 million per year compared to delayed coking refinery such as Port Arthur that produces petroleum coke for sale**

Refinery Margin Advantage

- Refinery production tracks a 3:2:1 crack spread
- NYH RFG 3:2:1 crack spread is best indicator
- NYH RFG crack spread has averaged $2.00 / bbl over USGC during past five years
- Average landed crude cost currently = WTI - $3.35 / bbl
- Gasification complex enhances EBITDA by approximately $50 million compared to third-party coke sales

Delaware City Refinery

realizes 100+ percent of NYH RFG 3:2:1 crack

Delaware City Capital Investment Requirements

- **Fluid coker and fluid catalytic cracker will require wet gas scrubbers to clean flue gas by 2006**
  - Motiva cost estimate = $175 million
- **Tier II gasoline investment complete**
- **ULSD investment flexible and manageable**
  - Refinery can currently produce 10,000 bpd ULSD
  - Additional investment will depend on market conditions for various middle distillate products
  - Potentially requires no additional investment for ULSD
- **Maintenance capex and turnarounds average $50 million / year**

Acquisition Economics

Market Indicators

	PCO 2004 Price Set	5 Year Average	Wall St 2004 Consensus	Wall St 2004 High	Wall St 2004 Low	2004 to date
Gulf Coast 2:1:1	**$ 4.00**	$ 3.33	$ 3.37	$ 4.15	$ 2.75	$ 6.29
Chicago 3:2:1	**$ 6.00**	$ 5.59	$ 5.25	$ 7.27	$ 4.25	$ 5.78
NYH RFG 3:2:1	**$ 6.05**	$ 5.61	N/A	$ 6.25	$ 4.00	$ 7.38
Maya / WTI	**$ 6.60**	$ 6.68	$ 6.40	$ 7.00	$ 6.00	$ 8.16
WTI	**$30.00**	$26.71	$23.88	$28.19	$18.00	$33.77
Natural Gas	**$ 4.70**	$ 3.90	$ 4.31	$ 4.81	$ 3.85	$ 6.55

Note: Wall Street indicators are as of December 31, 2003; historical data are through January 14, 2004.

Standalone Throughputs

	Nameplate Capacity	Average Run Rates	2004 Budget
Port Arthur	250	245	229
Lima	170	150	139
Memphis	190	167	163
Total	610	562	531
Utilization	100%	92%	87%

Standalone Earnings Estimate at PCO Price Set

	2004 Budget
Realized Gross Margin ($/bbl)	$ 5.98
Operating Expenses	(2.73)
Net Margin	$ 3.25
Throughput (kb/d)	531
Operating Contribution ($MM)	$ 630
General & Administrative Expenses	(57)
Depreciation & Amortization	(110)
Net Interest Expense	(108)
Non-cash Stock Option Expense	(20)
Bonus Expense	(17)
Pretax Income	$ 318
Net Income (after 36% tax)	$ 205
Outstanding shares (MM)	75.5
E.P.S.	$ 2.71

Delaware City Financing Assumptions

- **Purchase price of $900 million**
  - $800 million for assets
  - $100 million for inventory (estimate at current prices)
- **Purchase inventory with cash on hand**
- **Asset financing: approximately 50% debt, 50% equity**
  - Assume $365 million of low-cost tax-exempt Delaware Economic Development Authority (DEDA) debt ***
  - Issue new equity

*** Subject to DEDA and other consents

Delaware City Accretion at PCO Price Set

	Premcor Base***	Delaware City	Pro-forma
Realized Gross Margin ($/bbl)	$ 5.98	$ 6.34	$ 6.07
Operating Expenses	(2.73)	(2.56)	(2.69)
Net Margin	$ 3.25	$ 3.78	$ 3.39
Throughput (kb/d)	531	182	713
Operating Contribution ($MM)	$ 630	$ 251	$ 881
General & Administrative Expenses	(57)	(9)	(66)
Depreciation & Amortization	(110)	(40)	(150)
Net Interest Expense	(108)	(14)	(122)
Non-cash Stock Option Expense	(20)	-	(20)
Bonus Expense	(17)	(8)	(25)
Pretax Income	$ 318	$ 180	$ 498
Net Income	$ 205	$ 112	$ 317
Outstanding shares (MM)	75.5	16.0	91.5
E.P.S.	$ 2.71		$ 3.46
Accretion			$ 0.75
Accretion Percentage			28%

*** 2004 budget

Delaware City Five-Year Cash Flow Projection

	2004	2005	2006	2007	2008
NYH RFG 3:2:1 Crack Spread	$ 6.05	$ 6.65	$ 6.85	$ 6.85	$ 6.85
Net Income	112	117	120	114	113
Depreciation & Amortization	40	50	60	67	68
Cash Flow	152	167	180	181	181
Capex & Turnarounds	(113)	(128)	(124)	(36)	(51)
Contingent Payments	-	(25)	(25)	-	-
Free Cash Flow	39	14	31	145	130

Note: No participation payment would be due seller in any year at margin levels shown.

Delaware City: A Great Deal for Premcor

- Attractive refinery at advantageous price
- Immediate, significant accretion to earnings
- Immediate positive cash flow generation
- Broader, more diversified asset base
- Entry into U.S. Northeast market
- Increased leverage to heavy crude economics

Premcor's Growth Trajectory

- 2003: Memphis Refinery acquisition
- 2004: Delaware City Refinery acquisition
- 2005: Stay tuned…
- 2006: Port Arthur Refinery expansion


kb/d
900
800
700
600
500
400
300
200
100
0
2002
2003
2004
2005
2006
395
150
245
562
317
245
742
317
425
742
317
425
817
317
500
Heavy Crude Oil Processing
Light Crude Oil Processing

Premcor